UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

Aardvark Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42513	82-1606367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 La Jolla Village Drive, Suite 1050
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 225-7696

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AARD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 23, 2026, Aardvark Therapeutics, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Piper Sandler & Co., as sales agent (the “Agent”), pursuant to which the Company may, from time to time, in its sole discretion, offer and sell through or to the Agent, shares (“Shares”) of its common stock, par value $0.00001 per share. The issuance and sale of the Shares, if any, will be made pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-294537), filed with the Securities and Exchange Commission on March 23, 2026, including the equity distribution agreement prospectus (the “Equity Distribution Agreement Prospectus”) contained therein. Pursuant to the Equity Distribution Agreement Prospectus, the Company may offer and sell Shares having an aggregate offering price of up to $150,000,000.

The Equity Distribution Agreement provides that the Company will pay the Agent a commission at a rate of 3.0% of the gross sales price per Share sold under the Equity Distribution Agreement. The Company has no obligation to sell any Shares under the Equity Distribution Agreement. The Company has agreed in the Equity Distribution Agreement to provide indemnification and contribution to the Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Equity Distribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy Shares, nor shall there be any offer, solicitation, or sale of Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Equity Distribution Agreement, dated as of March 23, 2026, by and between Aardvark Therapeutics, Inc. and Piper Sandler & Co. (incorporated by reference to Exhibit 1.2 to the Registration Statement on Form S-3 (File No. 333-294537) filed by the Company on March 23, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARDVARK THERAPEUTICS, INC.

Date:	March 23, 2026	By:	/s/ Tien-Li Lee, M.D.
Tien-Li Lee, M.D. Chief Executive Officer